Principal Funds, Inc.
Supplement dated July 12, 2017
to the Statement of Additional Information dated June 12, 2017
(as supplemented June 16, 2017)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Management Agreement, delete the table for Blue Chip, and add the following row to the remaining table:

Blue Chip	0.70%	0.68%	0.66%	0.65%	0.64%	0.63%

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